UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

Jefferies Credit Partners BDC Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	814-01684	92-1852483
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 12th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-3474

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 27, 2024, Jefferies Credit Partners BDC Inc. (the “Company”) entered into a Transfer Agency and Service Agreement (the “Transfer Agent Agreement”) with Computershare Inc. (“Computershare”) and its affiliate Computershare Trust Company, N.A. (the “Trust Company,” and together with Computershare, the “Transfer Agent”), effective on January 13, 2025, pursuant to which the Transfer Agent will provide certain transfer agency services and depositary services on behalf of the Company. The Transfer Agent Agreement was approved by the Company’s Board of Directors at a meeting held on November 13, 2024.

Under the Transfer Agent Agreement, Computershare, as transfer agent, will: (i) record the issuance, transfer and repurchase of shares of our common stock and preferred stock; (ii) provide purchase and repurchase confirmations, as well as certain other statements; (iii) provide dividend crediting and certain disbursing agent services; (iv) maintain stockholder accounts; and (v) render certain other miscellaneous services. Under the terms of the Transfer Agent Agreement, we will indemnify and hold harmless the transfer agent, its affiliates and any agent under certain circumstances and to the extent permitted by the Investment Company Act.

The foregoing description of the Transfer Agent Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Transfer Agent Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On November 22, 2024, pursuant to the terms of that certain Transfer Agency and Registrar Services Agreement dated November 2, 2023 (the “Equiniti Transfer Agent Agreement”), between the Company and Equiniti Trust Company, LLC (“Equiniti”), the Company provided notice of termination to Equiniti of the Equiniti Transfer Agent Agreement and the appointment of Equiniti as transfer agent and registrar, effective on January 13, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Transfer Agency and Service Agreement, dated November 27, 2024, effective as of January 13, 2025, by and among Jefferies Credit Partners BDC Inc., Computershare Trust Company, N.A. and Computershare Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES CREDIT PARTNERS BDC INC.

Date: November 27, 2024	By:	/s/ Adam Klepack
	Name:	Adam Klepack
	Title:	General Counsel and Secretary